Exhibit 99.2
Second Quarter Fiscal Year 2008 January 31, 2008 This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These statements are based on a number of assumptions concerning future events and are subject to numerous risks, uncertainties and other factors, many of which are outside the Company's control. The anticipated results described in the forward-looking statements could be materially different from the actual events and results. For a description of these risks, uncertainties and other factors, see the Company's prior filings with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2007 filed August 29, 2007 under Item 1A. "Risk Factors". ACS disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future event, or otherwise.

Lynn Blodgett Chief Executive Officer

Goals with Investment Community Deliver consistent, good growth Revenue growth at or above industry growth rates Earnings per share growth a few points ahead of revenue growth Transparency and openness Defensive business model Build credibility and confidence

Delivered improved results Strong signings: $205 million Driven by Commercial: $153 million Outstanding cash flow results: Free cash flow: $248 million, or 16% of revenue Consistent, good growth (year over year): Revenue: 6% in total, 5% internal Adjusted operating income: 5% Adjusted EPS: 11% Second Quarter Fiscal 2008 Highlights

Second Quarter Fiscal 2008 Highlights Executing on international growth plan Syan acquisition Signed new European logo client in F&A Ticketing system in Latvia Continued opportunities for growth Record pipeline at 12/31/07: $1.9 billion Other accomplishments Corporate governance changes Completed $200 million share repurchase Shares repurchased: 4.5 million Average purchase price: $44 Closed certain investigations

Tom Burlin Chief Operating Officer

New Business and Customer Renewals BPO IT Solutions 0.77 0.23 Total Contract Value: $750 million Trailing Twelve Months Signings Growth: 4% Q2FY08 New Business Signings Annual Recurring Revenue: $205 million Commercial Government 0.74 0.26 FY07 FYTD08 % of Total Renewals 0.940000000232827 0.88 Total Contract Value: $1.0 billion Q2FY08 Renewals Annual Recurring Revenue: $149 million

New Business Pipeline Commercial Government 0.65 0.35 Annual Recurring Revenue: ~$1.9 billion Commercial: IT Services Healthcare Transactional BPO HR Areas of Strength Government: Transportation Healthcare Federal Government BPO IT Solutions 0.75 0.25

Defensive Business Model Recurring revenue business Mission critical services Federally funded entitlement or needs based programs Self-funded revenue streams

Commercial Segment

Q2FY07(a) Q1FY08 Q2FY08 Revenue 849 879 903 Commercial Segment Results ($ in millions) Q2FY07(a) Q1FY08 Q2FY08 Reported 0.098 0.094 0.095 Adjusted (b) 0.098 0.094 0.095 Revenues Operating Margins Total Revenue Growth 6% Internal Revenue Growth: 6% Y-o-Y margin decrease: Start up costs Sequential margin increase: Higher profit due to increase in revenue Impacted by start up costs Y-o-Y and sequential revenue increases: Broad based growth in HR business Volumes in healthcare BPO business Customer Care volumes ITO growth at existing customers See restatement of operating segment results in Supplemental Schedules (b) See reconciliation of reported GAAP results and adjusted non-GAAP results in Supplemental Schedules.

Syan Acquisition ($ in millions) Rationale Broaden ACS' global IT capabilities Two U.K. data centers Talented leadership team European client base Grow globally within our existing client base Compete on global IT opportunities Financial Metrics Trailing twelve months revenue: $75 Purchase price: $60 Operating margin profile: ~ Commercial Year 1 Accretion: Modest Market opportunity U.K. IT services market growth: ~ 7% Fragmented market with no dominant IT service provider

Government Segment

Government Segment Results ($ in millions) Y-o-Y margin increase: Electronic Toll and Child & Youth Services volumes Child & Youth Services and Government Healthcare improved operations Q-o-Q margin increase: Child & Youth Services volumes and improved operations Government Healthcare improved operations Y-o-Y revenue increase: Eligibility contract ramp Electronic Toll and Child & Youth Services volumes Q-o-Q revenue decrease: Project-based revenue in Fare Collection business Q2FY07(a) Q1FY08 Q2FY08 Revenue 577 614 608 Q2FY07(a) Q1FY08 Q2FY08 Reported 0.19 0.177 0.196 Adjusted (b) 0.19 0.177 0.192 Revenues Operating Margins See restatement of operating segment results in Supplemental Schedules (b) See reconciliation of reported GAAP results and adjusted non-GAAP results in Supplemental Schedules. Total Revenue Growth: 5% Internal Revenue Growth : 4%

Kevin Kyser Chief Financial Officer

Q2FY07 Q1FY08 Q2FY08 Reported 0.72 0.65 0.81 Adjusted (a) 0.81 0.77 0.9 Second Quarter Highlights ($ in millions, except EPS) Diluted EPS Q2FY07 Q1FY08 Q2FY08 Revenue 1427 1493 1511 Q2FY07 Q1FY08 Q2FY08 Reported 0.105 0.097 0.104 Adjusted (a) 0.115 0.11 0.114 Revenues Operating Margins Total Revenue Growth: 6% Internal Revenue Growth : 5% See reconciliation of reported GAAP results and adjusted non-GAAP results in Supplemental Schedules.

Second Quarter Income Statement ($ in millions, except EPS) (a) See reconciliation of reported GAAP results and adjusted non-GAAP results below in Supplemental Schedules. Lower tax rate contributed ~$0.04 to Q2FY08

Fiscal Year-to-Date Income Statement ($ in millions, except EPS) (a) See reconciliation of reported GAAP results and adjusted non-GAAP results below in Supplemental Schedules.

Condensed Cash Flow ($ in millions) Differences in schedule due to rounding

Selected Balance Sheet Categories ($ in millions) Cash increased despite completing $200 million share repurchase authorization Reflects improved cash collections Primarily due to timing of payments to employees Declined primarily due to share repurchases and subsequent retirement

Q & A

Supplemental Schedules Second Quarter Fiscal Year 2008 January 31, 2008

Non-GAAP Measures Use of Non-GAAP Financial Information The Company reports its financial results in accordance with GAAP. However, the Company uses certain non-GAAP performance measures, including adjusted non-GAAP earnings per share, free cash flow and internal revenue growth to provide both management and investors a more complete understanding of the Company's underlying operational trends and results. Management uses these non-GAAP measures to provide additional meaningful comparisons between current results and prior results, and as a basis for planning and forecasting for future periods. Reconciliation of Reported GAAP Results to Adjusted Non-GAAP Results - In addition to reporting operating income, pretax income, net income and earnings per share on a GAAP basis, the Company has also made certain non-GAAP adjustments which are described in "Description of Non-GAAP Adjustments" and are reconciled to the corresponding GAAP measures in the attached financial schedules titled "Reconciliation of Reported Results to Income Adjusted for Certain Non-GAAP Items" included in this earnings release. In making these non-GAAP adjustments, the Company takes into account the impact of items that are infrequently occurring or that are non-operational in nature. Management believes that the exclusion of these items provides a useful basis for evaluating underlying business performance, but should not be considered in isolation and is not in accordance with, or a substitute for, evaluating business unit performance utilizing GAAP financial information. Management uses non-GAAP measures in its budgeting and forecasting processes and to further analyze its financial trends, as well as making financial comparisons to prior periods presented on a similar basis. The Company's management uses each of these non-GAAP financial measures in its own evaluation of the Company's performance, particularly when comparing performance to prior periods, and the Company believes that providing such adjusted results allows investors and other users of the Company's financial statements to better understand the Company's comparative operating performance for the periods presented. The Company's management uses each of these non-GAAP financial measures in its own evaluation of the Company's performance, particularly when comparing performance to past periods. The Company's non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Although the Company's management believes non-GAAP measures are useful in evaluating the performance of its business, the Company acknowledges that items excluded from such measures may have a material impact on the Company's income from operations, pretax income, net income and earnings per share calculated in accordance with GAAP. Therefore, management uses non-GAAP measures in conjunction with GAAP results. Investors and users of our financial information should also consider the above factors when evaluating the Company's results.

Non-GAAP Measures (continued) Description of Non-GAAP Adjustments: The following items are included in our presentation of Non-GAAP adjustments: Costs related to our internal investigation of our stock option grant practices, investigations begun by the Securities and Exchange Commission and Department of Justice, and shareholder derivative suits. The Company has incurred costs related to our internal investigation, as well as those of the SEC and DOJ. In addition, several derivative lawsuits have been filed in connection with our stock option grant practices, generally alleging claims related to breach of fiduciary duty and unjust enrichment by certain of our directors and senior executives and the Company has incurred costs related to these lawsuits. Management expects that the Company will continue to incur costs related to the ongoing investigations and derivative lawsuits (collectively, "Option Related Costs"). Management believes that these costs, although material and recurring, are not related to the Company's ongoing operations and that excluding them helps to provide a more meaningful representation of the Company's operating performance. Costs related to buyout offers and related shareholder derivative suits. The Company has incurred costs in fiscal years 2008 and 2007 to evaluate our strategic alternatives, including the proposal from Mr. Deason and Cerberus. In addition, several lawsuits have been filed in connection with the announced buyout transaction, generally alleging claims related to breach of fiduciary duty, and seeking class action status ("Buyout Related Cost"). Management expects that the Company may continue to incur costs related to our evaluation of strategic alternatives and these lawsuits. Management believes that these costs, although material and possibly recurring, are not related to the Company's ongoing operations and that excluding them helps to provide a more meaningful representation of the Company's operating performance. Cost related to amending certain employee stock options. During fiscal year 2007 and the first quarter of fiscal year 2008, the Company amended the exercise price of certain outstanding stock options in order to reprice all, or a portion, of the respective stock option grants to the correct accounting measurement date to avoid adverse tax consequences to individual holders under Section 409A of the Internal Revenue Code ("Section 409A"). During the third quarter of fiscal year 2008, the Company paid approximately $6.7 million in accordance with the terms of the amended stock options. During the first quarter of fiscal year 2008, the Company expensed approximately $1.2 million related to these amended stock options ("Amended Options"). Management believes that these costs are not related to the Company's ongoing operations and that excluding them helps to provide a more meaningful representation of the Company's operating performance.

Non-GAAP Measures (continued) Description of Non-GAAP Adjustments: The following items are included in our presentation of Non-GAAP adjustments: 4. Cost related to certain former employees' stock options. The exercise price of certain former employees' vested, unexercised and outstanding stock options were less than the fair market value per share of ACS stock on the revised measurement dates for such stock options. During the first quarter of fiscal year 2008, the Company notified certain former employees that we will pay them the additional 20% income tax imposed by Section 409A if a triggering event occurs and if the employee is required to recognize and report W-2 income under Section 409A, subject to certain limitations. During the three and six months ended December 31, 2007, the Company accrued approximately ($0.4) million and $0.5 million based on the market price of ACS common stock at December 31, 2007 and will adjust this accrual to the fair market value of ACS stock each quarter until the options are exercised ("Income Tax Reimbursements"). Management believes that these costs are not related to the Company's ongoing operations and that excluding them helps to provide a more meaningful representation of the Company's operating performance. 5. Gain related to sale of our decision support business. In the second quarter of fiscal year 2008, the Company divested its decision support business and recognized a pre-tax gain of $2.4 million. Management believes that the decision support business is not strategic to our ongoing operations and its sale is an isolated event. Management believes excluding the gain on its sale better reflects the performance of our continuing operations. 6. Waiver fee on our Credit Facility. The Company received an amendment, consent and waiver from the lenders under our Credit Facility with respect to, among other provisions, waiver of any default or event of default arising under the Credit Facility as a result of our failure to comply with certain reporting covenants ("Waiver Fee"). Management believes that our delayed filings of our Annual Report on Form 10-K for the year ended June 30, 2006 and Quarterly Report on Form 10-Q for the period ended September 30, 2006, which necessitated the waiver, are infrequently occurring events and excluding the Waiver Fee provides a more meaningful representation of our results of operations for the first quarter of fiscal year 2007.

Non-GAAP Measures (continued) Frequently Used Terms New business signings - while there are no third party standards or requirements governing the calculation of new business signings, we define new business signings as annual recurring revenue from new contracts and the incremental portion of renewals that are signed during the period, which represents the estimated first twelve months of revenue to be recorded under the contracts after full implementation. We use new business signings as a measure of estimated recurring revenues represented by contractual commitments, both to forecast prospective revenues and to estimate capital commitments. Revenues are measured under GAAP. Trailing twelve month new business - is the preceding twelve months of new business signings at a point in time expressed in annual revenue, not total contract value. Total contract value - represents estimated total revenue over the term of the contract. Internal revenue growth- is measured as total revenue growth less acquired revenue from acquisitions and revenues from divested operations. Acquired revenue from acquisitions is based on pre-acquisition normalized revenue of acquired companies. We use the calculation of internal revenue growth to measure revenue growth excluding the impact of acquired revenues and the revenue associated with divested operations and we believe these adjustments to historical reported results are necessary to accurately reflect our internal revenue growth. Free cash flow - is measured as operating cash flow (net cash provided by operating activities, as reported in our consolidated statements of cash flows) less capital expenditures (purchases of property, equipment and software, net of sales, as reported in our consolidated statements of cash flows) less additions to other intangible assets (as reported in our consolidated statements of cash flows). We believe this free cash flow metric provides an additional measure of available cash flow after we have satisfied the capital expenditure requirements of our operations, and should not be taken in isolation to be a measure of cash flow available for us to satisfy all our obligations and execute our business strategies. We also rely on cash flows from investing and financing activities which, together with free cash flow, are expected to be sufficient for us to execute our business strategies. Our measure of free cash flow may not be comparable to similarly titled measures of other companies.

SEE "SUMMARY OF NON-GAAP FINANCIAL MEASURES" FOR A DISCUSSION OF THIS INFORMATION Non-GAAP Measures (continued)

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SEE "SUMMARY OF NON-GAAP FINANCIAL MEASURES" FOR A DISCUSSION OF THIS INFORMATION Non-GAAP Measures (continued)

Non-GAAP Measures (continued) SEE "SUMMARY OF NON-GAAP FINANCIAL MEASURES" FOR A DISCUSSION OF THIS INFORMATION